UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21633

Cohen & Steers Select Dividend Majors Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Item 1. Reports to Stockholders.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2011. The net asset value (NAV) at that date was $14.57 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $14.03.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2011
Cohen & Steers Dividend Majors Fund at Market Value[a]	11.87%
Cohen & Steers Dividend Majors Fund at Net Asset Value[a]	8.31%
S&P 500 Index[b]	6.02%
Blended benchmark—50% S&P 500 Index/50% FTSE NAREIT Equity REIT Index[b]	8.12%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry to deter investors from arbitraging funds with a large percentage of non-U.S. holdings. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

The Fund makes regular quarterly distributions at a level rate (the "Policy"). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

The market rally that began in 2009 continued into the first quarter of 2011 before slowing amid unrest in the Middle East, Japan's tsunami, weak U.S. economic data and European sovereign debt concerns.

First-quarter earnings were encouraging, with widespread dividend increases and stock buybacks that reflected high levels of cash on balance sheets and confidence on the part of managements to raise payouts. But earnings were tempered by subdued guidance in May. Leading economic indicators worsened and the aftermath of Japan's tsunami persisted.

Financial institutions faced hurdles

Even with these headwinds, the S&P 500 Index managed to advance 6.0%, with all sectors except financial institutions (which had a total return of –3.02c) reporting gains. Greece was a significant overhang for banks; it will take time for the country, its creditors, the European Central Bank and the International Monetary Fund to find a satisfactory long-term resolution to its debt burden.

Slowing economic indicators and Basel III surplus capital requirements also weighed on banks' prospects. Information technology companies (+2.1%) underperformed the index, first on fears that Japan's supply chain would be disrupted, then due to slowing demand for personal computers and televisions in a weakening economy.

Defensive sectors outperformed

Healthcare companies (+13.9%) benefited from investors' move away from risk later in the period, as did utilities (+9.1%). Among cyclical stocks, the consumer discretionary (+8.3%) and industrial sectors (+8.0%) outperformed. Among energy companies (+11.3%), oil and gas producers benefited from the rise in oil prices and the improved outlook for gas over nuclear power following the Fukushima disaster. Volatile oil prices and instability in the Middle East throughout the period favored diversified companies with refining and chemical operations over those engaged only in exploration and production of oil and gas.

Stronger fundamentals fueled U.S. REITs

U.S. REITs had a total return of +10.2% in the period as measured by the FTSE NAREIT Equity REIT Index, led by regional mall owners (with a +15.8% total returnd). The strong showing reflected unexpectedly heavy

c  Sector returns are in U.S. dollars as measured by the S&P 500 Index.

d  Property sector returns are in U.S. dollars as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

demand for numerous Class B malls that Simon Property Group and others had offered for sale. Apartment owners (+14.1%) also did well due to low supply and rising demand.

Office companies (+12.5%) performed well as a group, although cities outpaced suburbs; urban offices saw improving leasing trends and rising global investment demand. Industrial REITs (+11.0%) had a strong first quarter amid improving fundamentals and a merger announcement between ProLogis and AMB Property, but later retreated on concerns of slowing global demand. Health care REITs (+6.0%) also had a good start as the 2010 consolidation trend continued. However, investors took profits off the table amid mounting uncertainty surrounding Medicare budget proposals. Hotel REITs (–2.4%), arguably the most economically sensitive property sector, declined as weak economic indicators and high oil prices weighed on consumer and business travel.

Fund performance

The Fund had a positive total return for the period based on NAV and outperformed the S&P 500 Index, due in part to our allocation to REITs. The Fund also outperformed its blended benchmark, which was attributable in large part to stock selection in the financial sector, which includes REITs. Stock selection among the information technology and industrial sectors was also beneficial. Within IT, our allocation to a global payments company was beneficial. It rose sharply when the U.S. Federal Reserve Board capped banks' interchange fees at $0.21; many had expected a cap of $0.12. The higher fees mean banks are less likely to seek significant reductions in network fees to compensate for lost revenues.

Factors that detracted from performance included our stock selection in materials and energy companies and our allocation to the consumer staples sector. Our allocation to an agricultural conglomerate detracted; it had profited from ethanol subsidies that the Senate voted to eliminate.

The Fund may sell call options on an index or covered call options on a security with the intention of earning option premiums, potentially increasing distributable income and reducing volatility. In the six months ended June 30, 2011, the Fund's use of these options did not have a material impact on performance.

Investment Outlook

We believe sluggish U.S. growth and strong exports to emerging markets will keep interest rates relatively low and unemployment high. Data are mixed—weak economic data raise recession concerns, while inflation seems poised to rise to more normal levels. Higher input costs will increase pressure on margins for many companies. Those with strong brands and fewer competitors are better positioned to pass those increases along to customers.

We will continue to execute a modestly defensive investment strategy in the near-term, though our early view for 2012 is improving. We remain cautious on financial institutions, materials and energy companies. Near-term catalysts for banks are largely absent, despite what appear to be very attractive long-term valuations, and we find most materials and industrial names richly priced at this point in the cycle. There are still opportunities

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

among select technology companies with strong balance sheets that can benefit from both cyclical and secular markets. Among the less cyclical sectors, we favor health care and select consumer staples companies.

Within our REIT allocation, we favor economically sensitive sectors, including hotels, apartments and high-growth urban offices. The environment for multi-family properties remains especially positive, in our view, with better-than-average job growth for its tenants and pricing power for landlords. Among regional mall owners, we are focusing on those with properties located in higher-income regions that we believe will be able to better withstand inflation in food and gas prices. We are cautious toward health care property stocks based, in part, on their high premiums to net asset value and threats to Medicare reimbursement rates.

Correlations among equities are likely to decline

We believe the market will differentiate among stocks far more harshly than it has since the March 2009 bottom. No longer may investors rely on a rising tide aided by government action. Stock specifics will drive share prices, as correlations among equities decline from lofty levels.

In our view, the macro levers currently deployed in the form of accommodative monetary policy, massive deficit spending and abnormally low interest rates must be reversed if the private economy is to fully recover. Such programs will no doubt persist far longer than anyone foresaw or intended when the first were deployed 21/2 years ago. In the meantime, we believe extraordinary policies work to the detriment of growth by prohibiting the market clearing process that is painful, but is the foundation of a sound recovery.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	RICHARD E. HELM

Portfolio Manager	Portfolio Manager

  WILLIAM F. SCAPELL

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

JUNE 30, 2011

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$9,527,489	5.2%
Boston Properties	5,265,536	2.9
Equity Residential	5,086,260	2.8
ProLogis	5,020,861	2.7
Vornado Realty Trust	5,008,518	2.7
AvalonBay Communities	4,904,880	2.7
Host Hotels & Resorts	3,567,433	1.9
Oracle Corp.	2,938,863	1.6
UDR	2,811,761	1.5
Public Storage	2,804,646	1.5

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2011 (Unaudited)

		Number of Shares	Value
COMMON STOCK	99.8%
CONSUMER—CYCLICAL	5.5%
APPAREL	0.3%
NIKE		5,500	$494,890
AUTO PARTS EQUIPMENT	0.8%
Johnson Controls[a]		32,900	1,370,614
LEISURE TIME	0.2%
Carnival Corp.[a]		11,500	432,745
MEDIA	1.4%
The Walt Disney Co.		41,700	1,627,968
Time Warner Cable		12,100	944,284
			2,572,252
RESTAURANT	1.5%
McDonald's Corp.		22,200	1,871,904
Tim Hortons (Canada)		19,800	966,750
			2,838,654
RETAIL	1.3%
Nordstrom		25,500	1,196,970
Ross Stores		14,800	1,185,776
			2,382,746
TOTAL CONSUMER—CYCLICAL			10,091,901
CONSUMER—NON-CYCLICAL	4.6%
AGRICULTURE	1.0%
Philip Morris International		27,000	1,802,790
BASIC MATERIALS	0.4%
Archer-Daniels-Midland Co.[a]		25,700	774,855
BEVERAGE	0.5%
PepsiCo		13,300	936,719
COSMETICS/PERSONAL CARE	0.7%
Procter & Gamble Co.		21,300	1,354,041

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
RETAIL	2.0%
Costco Wholesale Corp.[a]		14,100	$1,145,484
CVS Caremark Corp.[a]		54,200	2,036,836
Wal-Mart Stores		9,200	488,888
			3,671,208
TOTAL CONSUMER—NON-CYCLICAL			8,539,613
ENERGY	6.8%
OIL & GAS	6.0%
Apache Corp.[a]		11,600	1,431,324
Chevron Corp.[a]		26,800	2,756,112
ConocoPhillips		7,600	571,444
Devon Energy Corp.[a]		11,800	929,958
Exxon Mobil Corp.[a]		31,600	2,571,608
Marathon Oil Corp.		9,800	516,264
Occidental Petroleum Corp.[a]		17,000	1,768,680
Peabody Energy Corp.		8,100	477,171
			11,022,561
OIL & GAS SERVICES	0.8%
Halliburton Co.[a]		14,600	744,600
Schlumberger Ltd.		7,900	682,560
			1,427,160
TOTAL ENERGY			12,449,721
FINANCIAL	7.5%
BANK	2.4%
Bank of America Corp.[a]		73,300	803,368
Bank of New York Mellon Corp.[a]		17,500	448,350
Comerica		20,000	691,400
Toronto-Dominion Bank (Canada)		8,400	712,273
US Bancorp		43,000	1,096,930
Wells Fargo & Co.		23,000	645,380
			4,397,701

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
CREDIT CARD	0.8%
American Express Co.[a]		27,900	$1,442,430
DIVERSIFIED FINANCIAL SERVICE	2.3%
Citigroup		17,700	737,028
Franklin Resources		7,300	958,417
Goldman Sachs Group		3,400	452,506
JPMorgan Chase & Co.[a]		52,500	2,149,350
			4,297,301
INSURANCE	2.0%
Chubb Corp.		14,600	914,106
Power Corp., (Canada)		32,600	908,927
Prudential Financial		27,600	1,755,084
			3,578,117
TOTAL FINANCIAL			13,715,549
HEALTH CARE	6.1%
BIOTECHNOLOGY	0.4%
Amgen[a,b]		11,900	694,365
HEALTH CARE PROVIDERS & SERVICES	1.0%
UnitedHealth Group[a]		35,900	1,851,722
HEALTHCARE PRODUCTS	2.7%
Baxter International		8,900	531,241
Becton Dickinson & Co.[a]		10,600	913,402
Covidien PLC		26,900	1,431,887
Johnson & Johnson		19,100	1,270,532
Patterson Cos.		27,100	891,319
			5,038,381
PHARMACEUTICAL	2.0%
Abbott Laboratories[a]		30,500	1,604,910
Merck & Co.[a]		36,400	1,284,556
Pfizer		39,400	811,640
			3,701,106
TOTAL HEALTH CARE			11,285,574

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
INDUSTRIAL	5.3%
AEROSPACE & DEFENSE	2.1%
General Dynamics Corp.		13,700	$1,020,924
L-3 Communications Holdings		6,600	577,170
Lockheed Martin Corp.		15,500	1,255,035
United Technologies Corp.		10,800	955,908
			3,809,037
DIVERSIFIED MANUFACTURING	1.6%
Eaton Corp.		18,300	941,535
General Electric Co.		108,400	2,044,424
			2,985,959
ENVIRONMENTAL CONTROL	0.2%
Waste Management		12,200	454,694
MACHINERY	0.3%
Finning International (Canada)		16,200	480,398
TRANSPORTATION	1.1%
Norfolk Southern Corp.		13,800	1,034,034
United Parcel Service		13,200	962,676
			1,996,710
TOTAL INDUSTRIAL			9,726,798
MATERIALS	1.3%
CHEMICALS	0.7%
Dow Chemical Co.		27,000	972,000
Potash Corp. of Saskatchewan (Canada)		5,000	285,551
			1,257,551
METALS & MINING	0.6%
Freeport-McMoRan Copper & Gold		9,400	497,260
Newmont Mining Corp.		10,700	577,479
			1,074,739
TOTAL MATERIALS			2,332,290

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
REAL ESTATE	49.2%
DIVERSIFIED	4.5%
American Assets Trust		33,262	$746,732
Forest City Enterprises[b]		137,519	2,567,480
Vornado Realty Trust		53,751	5,008,518
			8,322,730
HEALTH CARE	4.2%
Cogdell Spencer		195,600	1,171,644
Emeritus Corp.[b]		24,300	516,375
HCP		36,702	1,346,596
Health Care REIT		26,460	1,387,298
LTC Properties		27,100	753,922
Senior Housing Properties Trust		34,700	812,327
Ventas		34,400	1,813,224
			7,801,386
HOTEL	4.9%
Hersha Hospitality Trust		224,139	1,248,454
Hospitality Properties Trust		1,445	35,041
Host Hotels & Resorts		210,468	3,567,433
Hyatt Hotels Corp., Class Ab		34,591	1,412,005
Orient-Express Hotels Ltd., Class Ab		52,600	565,450
RLJ Lodging Trust		26,400	458,568
Starwood Hotels & Resorts Worldwide		7,800	437,112
Strategic Hotels & Resorts[b]		59,500	421,260
Sunstone Hotel Investors[b]		84,500	783,315
			8,928,638
INDUSTRIAL	3.5%
First Industrial Realty Trust[b]		128,300	1,469,035
ProLogis		140,091	5,020,861
			6,489,896

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
OFFICE	6.7%
Boston Properties		49,600	$5,265,536
Brandywine Realty Trust		38,523	446,482
Hudson Pacific Properties		73,276	1,137,976
Kilroy Realty Corp.		55,263	2,182,336
Liberty Property Trust		53,900	1,756,062
SL Green Realty Corp.		17,582	1,457,020
			12,245,412
OFFICE/INDUSTRIAL	0.5%
PS Business Parks		15,735	866,999
RESIDENTIAL	9.2%
APARTMENT	8.7%
Apartment Investment & Management Co.		55,700	1,422,021
AvalonBay Communities		38,200	4,904,880
Education Realty Trust		99,339	851,335
Equity Residential		84,771	5,086,260
Post Properties		23,800	970,088
UDR		114,532	2,811,761
			16,046,345
MANUFACTURED HOME	0.5%
Equity Lifestyle Properties		14,831	926,047
TOTAL RESIDENTIAL			16,972,392
SELF STORAGE	3.1%
Extra Space Storage		88,700	1,891,971
Public Storage		24,600	2,804,646
Sovran Self Storage		24,000	984,000
			5,680,617

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
SHOPPING CENTER	11.7%
COMMUNITY CENTER	4.1%
Acadia Realty Trust		93,698	$1,904,880
Developers Diversified Realty Corp.		130,944	1,846,310
Federal Realty Investment Trust		11,600	988,088
Kimco Realty Corp.		39,321	732,943
Regency Centers Corp.		6,203	272,746
Weingarten Realty Investors		72,966	1,835,825
			7,580,792
REGIONAL MALL	7.6%
Macerich Co.		26,911	1,439,739
Pennsylvania REIT		148,100	2,325,170
Simon Property Group		81,971	9,527,489
Taubman Centers		12,500	740,000
			14,032,398
TOTAL SHOPPING CENTER			21,613,190
SPECIALTY	0.9%
DuPont Fabros Technology		64,449	1,624,115
TOTAL REAL ESTATE			90,545,375
TECHNOLOGY	10.0%
COMPUTERS	2.3%
Apple[a,b]		6,500	2,181,855
Hewlett-Packard Co.		11,600	422,240
International Business Machines Corp.		9,400	1,612,570
			4,216,665
INTERNET SERVICE PROVIDER	0.7%
Google[b]		2,500	1,265,950
SEMICONDUCTORS	0.8%
Avago Technologies Ltd. (Singapore) (USD)		14,200	539,600
Intel Corp.		20,800	460,928
Texas Instruments		16,300	535,129
			1,535,657

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
SERVICES	1.1%
Visa, Class A		24,900	$2,098,074
SOFTWARE	2.8%
Microsoft Corp.		27,800	722,800
Oracle Corp.[a]		89,300	2,938,863
Symantec Corp.[b]		72,400	1,427,728
			5,089,391
TELECOMMUNICATION EQUIPMENT	2.3%
Corning		78,300	1,421,145
Harris Corp.		10,200	459,612
QUALCOMM		39,500	2,243,205
			4,123,962
TOTAL TECHNOLOGY			18,329,699
TELECOMMUNICATION SERVICES	1.5%
AT&Ta		51,400	1,614,474
Rogers Communications (Canada)		30,500	1,207,730
			2,822,204
UTILITIES	2.0%
ELECTRIC UTILITIES	0.6%
NextEra Energy[a]		20,700	1,189,422
MULTI UTILITIES	1.4%
PG&E Corp.[a]		27,200	1,143,216
Wisconsin Energy Corp.		44,100	1,382,535
			2,525,751
TOTAL UTILITIES			3,715,173
TOTAL COMMON STOCK (Identified Cost—$146,634,376)			183,553,897

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	0.8%
MONEY MARKET FUNDS
Federated Government Obligations Fund, 0.01%[c] (Identified cost—$1,550,046)		1,550,046	$1,550,046
TOTAL INVESTMENTS (Identified cost—$148,184,422)	100.6%		185,103,943
WRITTEN CALL OPTIONS	(0.7)		(1,213,750)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1		93,141
NET ASSETS (Equivalent to $14.57 per share based on 12,625,748 shares of common stock outstanding)	100.0%		$183,983,334
		Number of Contracts
WRITTEN CALL OPTIONS
S&P 500 Index, USD, Strike Price 1,280, 7/16/11		120	$(528,000)
S&P 500 Index, USD, Strike Price 1,285, 7/16/11		12	(48,720)
S&P 500 Index, USD, Strike Price 1,295, 7/16/11		48	(148,320)
S&P 500 Index, USD, Strike Price 1,300, 7/16/11		121	(327,910)
S&P 500 Index, USD, Strike Price 1,310, 8/20/11		48	(160,800)
TOTAL WRITTEN CALL OPTIONS (Premiums Received—$593,622)			$(1,213,750)

Glossary of Portfolio Abbreviations

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of the security is pledged in connection with written option contracts: $18,120,755 has been pledged to brokers.

b  Non-income producing security.

c  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$148,184,422)	$185,103,943
Cash	78,973
Foreign currency, at value (Identified cost—$8,280)	8,332
Receivable for:
Investment securities sold	725,076
Dividends	352,580
Other assets	14,837
Total Assets	186,283,741
LIABILITIES:
Payable for:
Options (Premiums received $593,622)	1,213,750
Investment securities purchased	571,307
Dividends declared	299,593
Investment management fees	112,530
Administration fees	6,002
Directors' fees	57
Other liabilities	97,168
Total Liabilities	2,300,407
NET ASSETS	$183,983,334
NET ASSETS consist of:
Paid-in capital	$197,354,917
Dividends in excess of net investment income	(4,900,384)
Accumulated net realized loss	(44,770,788)
Net unrealized appreciation	36,299,589
$183,983,334
NET ASSET VALUE PER SHARE:
($183,983,334 ÷ 12,625,748 shares outstanding)	$14.57
MARKET PRICE PER SHARE	$14.03
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(3.71)%

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividend income (net of $10,035 of foreign withholding tax)	$1,639,852
Expenses:
Investment management fees	679,750
Administration fees	54,715
Professional fees	38,293
Custodian fees and expenses	26,793
Shareholder reporting expenses	22,872
Transfer agent fees and expenses	11,053
Directors' fees and expenses	7,433
Miscellaneous	17,642
Total Expenses	858,551
Net Investment Income	781,301
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,819,050
Options	(250,997)
Foreign currency transactions	1,760
Net realized gain	9,569,813
Net change in unrealized appreciation (depreciation) on:
Investments	4,392,621
Options	(479,427)
Foreign currency translations	393
Net change in unrealized appreciation (depreciation)	3,913,587
Net realized and unrealized gain	13,483,400
Net Increase in Net Assets Resulting from Operations	$14,264,701

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
From Operations:
Net investment income	$781,301	$1,886,825
Net realized gain	9,569,813	12,895,408
Net change in unrealized appreciation (depreciation)	3,913,587	11,097,645
Net increase in net assets resulting from operations	14,264,701	25,879,878
Dividends to Shareholders from Net Investment Income	(5,807,844)	(8,988,232)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	—	(981,439)
Total increase in net assets	8,456,857	15,910,207
Net Assets:
Beginning of period	175,526,477	159,616,270
End of period[a]	$183,983,334	$175,526,477

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $4,900,384 and $126,159, respectively.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six	For Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2011	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.90	$12.55	$11.76	$19.29	$23.12	$20.21
Income from investment operations:
Net investment income	0.06	0.71	0.26	0.54	0.53	0.49
Net realized and unrealized gain (loss)	1.07	1.34	1.10	(6.62)	(2.46)	4.72
Total income (loss) from investment operations	1.13	2.05	1.36	(6.08)	(1.93)	5.21
Less dividends and distributions to shareholders from:
Net investment income	(0.46)	(0.71)	(0.26)	(0.54)	(0.51)	(0.49)
Net realized gain	—	—	—	—	(0.66)	(1.31)
Tax return of capital	—	—	(0.31)	(0.93)	(0.73)	(0.50)
Total dividends and distributions to shareholders	(0.46)	(0.71)	(0.57)	(1.47)	(1.90)	(2.30)
Anti-dilutive effect from the purchase of common shares	—	0.01	—	0.02	—	—
Net increase (decrease) in net asset value	0.67	1.35	0.79	(7.53)	(3.83)	2.91
Net asset value, end of period	$14.57	$13.90	$12.55	$11.76	$19.29	$23.12
Market value, end of period	$14.03	$12.96	$10.45	$9.65	$16.85	$20.60
Total net asset value return[a]	8.31%[b]	17.67%	13.79%	–32.21%	–7.64%	28.18%
Total market value return[a]	11.87%[b]	31.76%	15.47%	–36.32%	–9.45%	35.54%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$184.0	$175.5	$159.6	$149.6	$247.0	$296.0
Ratio of expenses to average daily net assets	0.95%[c]	0.98%	1.07%	0.97%	0.92%	0.91%
Ratio of net investment income to average daily net assets	0.86%[c]	1.15%	2.49%	3.27%	2.35%	2.17%
Portfolio turnover rate	36%[b]	94%	128%	47%	41%	33%

a  Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

b  Not annualized.

c  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Dividend Majors Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 13, 2004 and is registered under the Investment Company Act of 1940 as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to achieve high total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty when such prices are believed by Cohen & Steers Capital Management, Inc. (the investment manager), pursuant to delegation by the Board of Directors, to reflect the fair market value.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

When foreign fair value pricing procedures are utilized, securities are categorized as Level 2. The utilization of these procedures results in transfers between Level 1 and Level 2.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$183,553,897	$183,553,897	$—	—
Money Market Funds	1,550,046	—	1,550,046	—
Total Investments	$185,103,943	$183,553,897	$1,550,046	—
Other Financial Instruments*	$(1,213,750)	$(1,213,750)	$—	—

*  Other financial instruments are written option contracts.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Options: The Fund may write put or call options on an index and put and covered call options on a security with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. Premiums received from writing options which are exercised or closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the call premium is added to the proceeds of the security sold to determine its gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of June 30, 2011, no additional provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services under the investment management agreement, the Fund pays the investment manager an investment management fee, accrued daily and paid monthly, at an annual rate of 0.75% of the Fund's average daily net assets.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the Fund's average daily net assets. For the six months ended June 30, 2011, the Fund paid the investment manager $36,253 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $1,464 from the Fund for the six months ended June 30, 2011.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2011, totaled $65,703,817 and $69,794,368 respectively.

Transactions in options written during the six months ended June 30, 2011, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2010	327	$548,269
Options written	2,013	3,347,901
Options terminated in closing transactions	(1,991)	(3,302,548)
Options outstanding at June 30, 2011	349	$593,622

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Income Tax Information

As of June 30, 2011, the federal tax cost and net unrealized appreciation on securities were as follows:

Cost for federal income tax purposes	$148,184,422
Gross unrealized appreciation	$37,832,742
Gross unrealized depreciation	(913,221)
Net unrealized appreciation	$36,919,521

As of December 31, 2010, the Fund had a net capital loss carryforward of $53,670,881 which will expire on December 31, 2017. This carryforward may be used to offset future capital gains to the extent provided by regulations. The Regulated Investment Company Modernization Act of 2010 (the "Act") requires that capital loss carryforwards incurred after the effective date of the Act be used before those previously incurred, thereby increasing the chances that all or a portion of these losses will not be able to be utilized prior to their expiration.

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2011, and the year ended December 31, 2010, the Fund issued no shares of common stock for the reinvestment of dividends.

On December 14, 2010, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding ("Share Repurchase Program") as of January 1, 2011 through the fiscal year ended December 31, 2011. During the six months ended June 30, 2011, the Fund did not effect any repurchases. During the year ended December 31, 2010, the Fund repurchased 95,802 Treasury shares of its common stock at an average price of $10.24 per share (including brokerage commissions) at a weighted average discount of 16.0%. These repurchases, which had a total cost of $981,439, resulted in an increase of $0.01 to the Fund's net asset value per share.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Derivative Investments

The following tables present the value of derivatives held at June 30, 2011 and the effect of derivatives held during the six months ended June 30, 2011, along with the respective location in the financial statements. The volume of activity for written options for the six months ended June 30, 2011 is summarized in Note 3.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity contracts	—	—	Payables	$1,213,750
Statement of Operations

Derivatives	Location	Realized Loss	Change in Unrealized Depreciation
Equity contracts	Net Realized and Unrealized Gain (Loss)	$(250,997)	$(479,427)

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Events and transactions occurring after June 30, 2011 and through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements and no additional disclosure is required.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Dividend Majors Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 28, 2011. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Bonnie Cohen	9,975,287.292	238,514.479
Richard E. Kroon	10,019,710.980	194,090.791
Willard H. Smith Jr.	10,006,452.721	207,349.050

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2011) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (1/31/05)	One Year	Five Years	Since Inception (1/31/05)
31.51%	1.15%	4.19%	51.83%	3.74%	2.84%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

DIVIDEND REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Notice is hereby given in accordance with Rule 23c-1 under the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Change to Investment Policy

The Board of Directors approved revisions to the ratings criteria for determining whether a security is deemed investment grade or below investment grade. The determination of whether a security is deemed investment grade or below investment grade will be determined at the time of investment. A security will be considered to be investment grade if it is rated as such by one nationally recognized statistical rating organization (NRSRO) (for example minimum Baa3 or BBB- by Moody's or S&P) or, if unrated, is judged to be investment grade by the investment manager.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreement (the "Management Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting held on June 14, 2011 and at a meeting held in person on June 21-22, 2011, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2012 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by the Fund's investment manager (the "Investment Manager") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

of Directors took into account the services provided by the Investment Manager to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's ability to attract qualified and experienced personnel. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board of Directors considered that the Fund underperformed the medians of the Peer Funds for the one-, three and five-year periods ended March 31, 2011. The Board of Directors also noted that the Fund underperformed its blended benchmark for the one-, three- and five-year periods ended March 31, 2011. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors and detractors to the Fund's performance during the periods. The Board of Directors considered that, effective April 1, 2009, the Fund replaced its quantitative screening methodology used to select dividend yielding stocks with an actively managed large cap dividend value strategy and that following this change the Fund's performance improved. The Board of Directors noted that the Fund's investment mix of REITs (25% minimum investment) and dividend paying stocks is unique, making performance comparisons difficult. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager's performance in managing other funds that invest in real estate, large cap and dividend yielding securities. The Board of Directors determined to closely monitor the Fund's performance and requested that the Investment Manager provide updates for this purpose.

(iii) Cost of the services provided and profits realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the management fees and administrative fees payable by the Fund, as well as the Fund's expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual and contractual management fees, and the Fund's net expense ratios compared to the medians of the Peer Funds, and noted that the Fund was lower than the medians of the Peer Funds across all categories. The Board of Directors then considered the administrative services provided by the Investment Manager, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Manager. The Board of Directors concluded that, in light of market conditions, the Fund's current expense structure is satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under its administration agreement with the Fund, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that there were no significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Management Agreement to the Investment Manager's other advisory contracts with institutional and other clients with similar investment mandates, including subadvised mutual funds and proprietary funds. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds, and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Cohen & Steers does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS
GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Richard E. Helm
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Stroock & Stroock & Lavan, LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: DVM

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

DIVIDEND MAJORS FUND

280 PARK AVENUE

NEW YORK, NY 10017

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SEMIANNUAL REPORT

JUNE 30, 2011

DVMSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(principal financial officer)

Date: August 31, 2011